MML SERIES INVESTMENT FUND

Supplement dated June 1, 2004 to the

Prospectus dated May 1, 2004

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Effective June 1, 2004, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) will replace Massachusetts Financial Services Company (“MFS”) as the MML Growth Equity Fund’s Sub-Adviser.

Effective June 1, 2004, the paragraphs under Principal Investment Strategies and Risks on page 20 are replaced in their entirety by the following:

The Fund seeks to achieve its objective by normally investing at least 80% of its assets in the common stocks and securities convertible into common stocks of companies which the Fund’s Sub-Adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), believes offer prospects for long-term growth.

GMO uses proprietary research and multiple quantitative models to identify stocks it believes are undervalued and stocks in the growth universe it believes have improving fundamentals. Generally, these stocks are trading at prices below what GMO believes to be their intrinsic value. GMO also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline, industry and sector weight, and market capitalization. The factors considered by GMO and the models may change over time.

The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 32.

Effective June 1, 2004, the following information replaces similar information found on page 21:

GMO Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by GMO for accounts with investment objectives similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

During the periods shown above, the highest quarterly return was 27.41% for the quarter ended December 31, 1998 and the lowest was –21.53% for the quarter ended March 31, 2001.

GMO Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares GMO’s investment results for accounts with investment objectives similar to that of the Fund to that of an index measuring the broad market over different time periods. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
GMO Composite	28.00%	-1.54%	10.75%
S&P 500® Index^	28.67%	-0.57%	11.06%

*	Performance shown is the composite of all portfolios managed by GMO with substantially similar investment objectives, policies and investment strategies and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of the Funds. GMO replaced Massachusetts Financial Services Company as the Fund’s Sub-Adviser on June 1, 2004. The composite performance does not represent the historical performance of the MML Growth Equity Fund and should not be interpreted as being indicative of the future performance of the Fund. For a more detailed discussion, please refer to “Investment Performance” in this Prospectus.
^	The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

Effective June 1, 2004, the following information replaces the information for Massachusetts Financial Services Company found in the section titled About the Investment Adviser and Sub-Advisers:

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 40 Rowes Wharf, Boston, Massachusetts 02110, manages the investments of the MML Growth Equity Fund. As of December 31, 2003, GMO had approximately $55 billion in assets under management.

Day to day management of the MML Growth Equity Fund is the responsibility of the U.S. Quantitative Division, and no one person is primarily responsible for making recommendations.

Effective June 1, 2004, the following information replaces the information for MFS found in the section titled Investment Performance:

GMO. Performance data shown for GMO is based on a composite of all substantially similar portfolios managed by GMO, the MML Growth Equity Fund’s Sub-Adviser, adjusted to reflect the fees and expenses of the Fund. All the portfolios have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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